UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): March 31, 2010

TECHNOLOGY RESEARCH CORPORATION

(Exact name of registrant as specified in its charter)

Florida	0-13763	59-2095002
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5250-140th Avenue North, Clearwater, Florida	33760
(Address of principal executive officers)	(Zip Code)

Registrant’s telephone number, including area code: (727) 535-0572

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note – Patco

As previously reported in a Current Report on Form 8-K filed on April 12, 2010 (the “Initial Filing”), on March 31, 2010, Technology Research Corporation (the “Company”) completed the acquisition of 100% of the issued and outstanding shares of capital stock of Patco Electronics, Inc. (“Patco”). This Current Report on Form 8-K/A amends and supplements the Initial Form 8-K to include the pro forma financial information required by Item 9.01(b) of Form 8-K. The foregoing description of the acquisition does not purport to be complete and is more particularly described in the Company’s Current Report of Form 8-K filed on April 1, 2010.

Set forth below is the unaudited pro forma financial information that gives effect to the purchase of the Patco shares as required by Item 9.01(b) of Form 8-K. The pro forma financial information is filed herewith as Exhibits to the Current Report on Form 8-K/A and is incorporated herein by reference.

The unaudited pro forma financial information gives effect to the acquisition as though the acquisition of Patco had occurred on April 1, 2009 and 2008, respectively. The pro forma financial information is based on the historical financial statements of the Company and Patco after giving effect to the acquisition based on the assumptions and adjustments in the accompanying notes to the pro forma financial information. The pro forma financial information is not necessarily indicative of the financial position or the results of operations of the Company that would have actually occurred had the completion of the Patco acquisition been in effect as of the date or for the periods presented. The pro forma financial information has been prepared on the basis of preliminary estimates. The pro forma financial information should be read in conjunction with the Company’s historical financial statements, including notes thereto.

Item 9.01	Financial Statements and Exhibits.

(b) Pro Forma Financial Information

The following pro forma financial information is being filed with this Current Report as Exhibit 99.3 and is incorporated herein by reference:

(1)	Unaudited pro forma combined consolidated statements of income for the two years ended March 31, 2010

(2)	Notes to unaudited pro forma combined consolidated financial statements

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated as of March 2, 2010, by and among Technology Research Corporation and Hosea Partners, Ltd., Roger Boatman, as trustee of the Roger M. Boatman Trust, and Melvin R. Hall and Elsa G. Hall, as joint tenants with right of survivorship *

10.2	Employment Agreement dated March 31, 2010 between Patco Electronics, Inc. and Roger M. Boatman **

10.3	Lease Agreement dated March 31, 2010 between Patco Electronics, Inc. and Hosea Partners, Ltd. **

10.4	Indemnity Escrow Agreement dated March 31, 2010 between Technology Research Corporation and the selling shareholders of Patco Electronics, Inc. **

10.5	Registration Rights Agreement dated March 31, 2010 between Technology Research Corporation and the selling shareholders of Patco Electronics, Inc. **

99.1	Press Release dated March 31, 2010 **

99.2	Financial statements listed in Item 9.01(a)***

99.3	Pro Forma financial information listed in Item 9.01(b)

*	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed March 3, 2010.
**	Previously filed as an exhibit to the Company’s Current Report on Form 8-K filed April 1, 2010.
***	Previously filed as an exhibit to the Company’s Current Report on Form 8-K/A filed April 12, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGY RESEARCH CORPORATION

Date: June 15, 2010	By: /s/ Thomas G. Archbold
Name: Thomas G. Archbold
Title: Chief Financial Officer